                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2000




                               VERIZON NORTH INC.
             (Exact name of registrant as specified in its charter)




Wisconsin                                          0-1210                       35-1869961
(State or other jurisdiction of incorporation)     (Commission File Number)     (I.R.S. Employer Identification No.)



1255 Corporate Drive, SVC04C08
Irving, Texas                                                                   75038
(Address of principal executive offices)                                        (Zip Code)


    Registrant's telephone number, including area code:    (972) 507-5000


                                 Not applicable
          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

On September 7, 2000, the Company engaged Ernst & Young LLP (E&Y) as its independent accountant. The decision to engage E&Y has been approved by the Board of Directors of the Company. The Company's previous independent accountant was Arthur Andersen LLP (AA). AA was dismissed as the independent accountant for the Company.

The independent accountant's reports for the Company for the fiscal years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 1999 and 1998 and through September 6, 2000, there were no disagreements as defined by Item 304(a)(1)(iv) of Regulation S-K between the Company and AA, which, if not resolved to the satisfaction of AA, would have caused AA to make reference thereto in its reports on the financial statements for such periods.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A letter from AA stating their agreement with the statements made herein is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, the Company did not consult with E&Y regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

16.1 Letter from Arthur Andersen LLP regarding its concurrence with the Registrant's statement regarding change of accountants.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       Verizon North Inc.


                                       By: /s/ Edwin F. Hall
                                           -------------------------------------
                                           Edwin F. Hall
                                           Controller




Date:  September 7, 2000
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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number
------

16.1 Letter from Arthur Andersen LLP regarding its concurrence with the Registrant's statement regarding change of accountants.